o BT INVESTMENT FUNDS o

                           CAPITAL APPRECIATION FUND

                               SEMI-ANNUAL REPORT
                                   MARCH o 1998

Capital Appreciation Fund

Table of Contents

              Letter to Shareholders                                          3

              Capital Appreciation Fund

                 Statement of Assets and Liabilities                          5
                 Statement of Operations                                      5
                 Statements of Changes in Net Assets                          6
                 Financial Highlights                                         6
                 Notes to Financial Statements                                7

              Capital Appreciation Portfolio

                Statement of Net Assets                                       8
                Statement of Operations                                      10
                Statements of Changes in Net Assets                          11
                Financial Highlights                                         11
                Notes to Financial Statements                                12

                            -----------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                            -----------------------

Capital Appreciation Fund

Letter to Shareholders

We are pleased to present you with this semi-annual report for the Capital Appreciation Fund, providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The Capital Appreciation Fund (the "Fund") had a total return of 7.57%* for the six months ended March 31, 1998, as compared to 11.94% for the S&P 400 Midcap Index** and 8.41% for the Lipper Growth Average***. Since its inception on March 9, 1993, the Fund was delivered a total return of 133.18% cumulatively, or 18.21% annualized, as of March 31, 1998. The Fund returned 46.33% for the year ended March 31, 1998. For the 5-year period ended March 31, 1998, the Fund's annualized return was 18.43%.

MARKET ACTIVITY
Overall, the six months ended March 31, 1998 were a period of significant volatility for mid capitalization growth stocks. The last quarter of 1997 was disappointing from a performance perspective; the first quarter of 1998 was much improved. Here's why.

At the start of the fourth quarter of 1997, midcap growth stocks had just experienced a five month period during which they had produced 30% plus performance, and stocks were somewhat extended. In addition, the effects of the Asian financial crises began to spread about this time. Midcap growth stocks came under pressure, as U.S. investors sought both to lock in gains and to discount the expected negative impact these crises would have on the earnings growth of companies with significant exposure to Asia--especially the technology stocks. Investors tended to turn their focus to large cap names and more value-oriented stocks.

          -----------------
             Objective
Seeks capital growth over the long term
through investment in growth-oriented
medium-sized companies that show
growth potential. Current income is a sec-
ondary goal.++
          -----------------

The new year began with a whimper, as the midcap market continued to reconcile the events in Asia. Expectations for both fourth quarter earnings results and first quarter earnings estimates were low. But as the first quarter progressed, investor sentiment toward midcap growth stocks improved for a number of reasons. First, the impact of the Asian crisis became more clear and measurable, and the situation was not as bad as many had expected. Second, thanks to strong internal growth, the earnings growth of many companies with international exposure was sustained despite the scare from overseas. Third, those companies that were more negatively impacted had lowered expectations enough that investors were no longer as worried about the effects. And finally, what may be called the virtuous circle of rising prices and improving sentiment boosted midcap growth stocks' performance nicely in February and March. Relative valuation levels of these stocks had been dramatically reduced, reaching levels even cheaper than they were in April 1997 at which point they were at seven year lows. For all these reasons, plus sustained strong U.S. economic conditions, few signs of inflation, and interest rate fears at bay, midcap growth stocks performed well for the first calendar quarter as a whole, participating with the other segments of the stock market in a robust rally.

          -----------------
         Investment Instruments
Generally growth-oriented stocks of medi-
um-sized U.S. corporations and, to a less-
er extent, foreign corporations.
          -----------------

INVESTMENT REVIEW
As has been our long-standing policy, we stayed true to the Fund's growth-oriented investment style throughout both the difficult fourth quarter and the more positive first quarter. Of course, when midcap growth stocks are in favor, the Fund benefits. In fact, the Fund outperformed both its Lipper category average and its benchmark during the rally of the first calendar quarter.

Relative sector positioning was the primary factor impacting performance throughout. For example, in the last quarter of 1997, the Fund was underweight in the outperforming value-oriented sectors of utilities, financial, and consumer staples and was overweight in the poorly performing sectors of healthcare and technology. However, that same strategy worked to the Fund's favor in the next quarter, when technology and healthcare were among the best performing sectors, as were communications services, transportation, and consumer cyclicals, where the Fund was also overweight. The Fund's overweight position in energy, the only sector posting a loss during this six month period, negatively impacted performance.


Ten Largest Stock Holdings

 Compuware Corporation                Royal Caribbean Cruises, Ltd.
-------------------------------------------------------------------------------
 Ace, Ltd.                            Ocwen Financial Corporation
-------------------------------------------------------------------------------
 Outdoor Systems, Inc.                Comverse Technology, Inc.
-------------------------------------------------------------------------------
 Clear Channel                        TJX Companies Inc.
 Communications, Inc.
-------------------------------------------------------------------------------
 General Cable Corporation            Linens 'N Things, Inc.
-------------------------------------------------------------------------------

MANAGER OUTLOOK

Going forward, we are encouraged by the environment for midcap growth stocks. Earnings growth remains relatively robust; valuation levels are still very attractive; and investor sentiment is positive. In general, the companies the Fund owns are experiencing strong fundamental growth in earnings and are expressing upbeat outlooks for the remainder of 1998. Given this scenario and the Fund's performance during the stock market rally of the first calendar quarter, we believe it continues to be well positioned in the midcap growth names for the near future. Over the longer term, it has been shown that investors will pay for reasonably priced earnings growth.

----------
* Performance quoted represents past performance and is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 400 MidCap Index is comprised of 400 U.S. stocks chosen from the following sectors: industries, utilities, financials, and transportation. Indexes are unmanaged, and investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

++ In view of the long-term capital growth objective of the Fund and the smaller size of the companies, the risks of investing in the Fund may be greater than the general equity markets.

Capital Appreciation Fund

Letter to Shareholders

  Diversification of Portfolio Investments

                         By Theme as of March 31, 1998

                    (percentages are based on market value)

                            [PIE CHART APPEARS HERE]


Stores of Value 6%                           Client Server Computing 6%
New Healthcare Paradigm 8%                   America's Changing Leisure Time 5%
Managing the Information Age 5%              Returning to Home Ownership 4%
Life Sciences Revolution 4%                  New Consumer 6%
Our Strengthening Financial Structure  11%   Consolidating America  7%
Telecommunications 13%                       Other  18%+
                                             Energizing the Globe 7%

----------
+  Includes themes with weightings of less than 3.5%.

Still, as we have seen just in the most recent semi-annual period, returns can be volatile in the short term, and thus it is important to remember that investors should take a long-term view when investing in this segment of the market. We remain disciplined in our process, and we continue to focus on companies that offer compelling valuations relative to their growth rates. Given the recent high volatility of the stock market, we also remain focused on companies that have strong, consistent earnings and revenue growth.

We remain dedicated to our use of extensive fundamental research, as well as to our thematic approach and screening process, as we seek to identify attractive investment opportunities in unrecognized growth companies and sectors. As we look ahead, we are particularly emphasizing our research on companies in the telecommunications sector, as we believe many of these companies will benefit from deregulation, consolidation, and market expansion, and on the consumer sector, as it should benefit from strong consumer spending. Finally, we continue to strictly adhere to our sell discipline to help mitigate risk and to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

We will continue to monitor economic conditions and their effect on financial markets, as we seek capital growth over the long term.

We value your ongoing support of the Capital Appreciation Fund and look forward to continuing to serve your investment needs in the years ahead.

                              /s/ Anthony Takazawa
                              --------------------
                                Anthony Takazawa

                            Portfolio Manager of the
                         Capital Appreciation Portfolio
                                  March 31, 1998

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the Capital Appreciation Fund and the S&P 400 Index since March 31, 1993.



        ------------
Total Return for the Period
   Ended March 31, 1998

Six Months    Since 3/9/93*
  7.57%          18.21%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.
        ------------


                   [GRAPH APPEARS HERE-SEE PLOT POINTS BELOW]

            Capital Appreciation Fund - $23,318         S&P 400 Index - $24,380
            -----------------------------------         -----------------------
Mar-93                   $10,000                                 $10,000
Jun-93                    10,519                                  10,233
Sep-93                    11,838                                  10,747
Dec-93                    11,708                                  11,034
Mar-94                    11,409                                  10,614
Jun-94                    10,699                                  10,227
Sep-94                    11,728                                  10,920
Dec-94                    12,088                                  10,638
Mar-95                    12,857                                  11,498
Jun-95                    14,266                                  12,513
Sep-95                    16,813                                  13,734
Dec-95                    16,612                                  13,930
Mar-96                    16,786                                  14,788
Jun-96                    18,070                                  15,214
Sep-96                    18,890                                  15,657
Dec-96                    18,055                                  16,605
Mar-97                    15,919                                  16,358
Jun-97                    18,262                                  18,770
Sep-97                    21,655                                  21,779
Dec.-97                   20,665                                  21,961
Mar-98                    23,318                                  24,380

           Past performance is not indicative of future performance.

Capital Appreciation Fund

Statement of Assets and Liabilities  March 31, 1998 (unaudited)

Assets
   Investment in Capital Appreciation Portfolio, at Value                                                       $    38,607,944
   Receivable for Shares of Beneficial Interest Subscribed                                                              436,880
   Prepaid Expenses and Other                                                                                            13,912
                                                                                                                ---------------
Total Assets                                                                                                         39,058,736
                                                                                                                ---------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed                                                                   152,478
   Due to Bankers Trust                                                                                                  18,352
   Accrued Expenses                                                                                                      13,016
                                                                                                                ---------------
Total Liabilities                                                                                                       183,846
                                                                                                                ---------------
Net Assets                                                                                                      $    38,874,890
                                                                                                                ===============
Composition of Net Assets
   Paid-in Capital                                                                                              $    26,260,145
   Undistributed Net Investment Loss                                                                                   (150,907)
   Undistributed Net Realized Gain from Investment Transactions                                                       2,713,871
   Net Unrealized Appreciation on Investments                                                                        10,051,781
                                                                                                                ---------------
Net Assets                                                                                                      $    38,874,890
                                                                                                                ===============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)             $         13.82
                                                                                                                ===============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of beneficial interest authorized)         2,813,060
                                                                                                                ===============


Statement of Operations  For the six months ended March 31, 1998 (unaudited)

Investment Income
   Expenses in Excess of Income Allocated from Capital Appreciation Portfolio, net                              $       (11,795)
                                                                                                                ---------------
Expenses
   Administration and Services Fees                                                                                     139,212
   Registration Fees                                                                                                      5,397
   Printing and Shareholder Reports                                                                                       7,184
   Professional Fees                                                                                                      4,281
   Trustees Fees                                                                                                          1,525
   Miscellaneous                                                                                                          2,423
                                                                                                                ---------------
   Total Expenses                                                                                                       160,022
   Less Expenses Absorbed by Bankers Trust                                                                              (20,910)
                                                                                                                ---------------
      Net Expenses                                                                                                      139,112
                                                                                                                ---------------
Expenses in Excess of Income                                                                                           (150,907)
                                                                                                                ---------------
Realized and Unrealized Gain (Loss) on Investment
   Net Realized Gain from Investment Transactions                                                                     4,380,471
   Net Change in Unrealized Appreciation/Depreciation on Investment                                                  (1,939,672)
                                                                                                                ---------------
Net Realized and Unrealized Gain on Investment                                                                        2,440,799
                                                                                                                ---------------
Net Increase in Net Assets from Operations                                                                      $     2,289,892
                                                                                                                ===============

                  See Notes to Financial Statements on Page 7

Capital Appreciation Fund

Statements of Changes in Net Assets

                                                                                         For the            For the
                                                                                    six months ended       year ended
                                                                                     March 31, 1998+   September 30, 1997
                                                                                    ----------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Income                                                    $      (150,907)      $      (400,252)
   Net Realized Gain from Investment Transactions                                        4,380,471             9,741,388
   Net Change in Unrealized Appreciation/Depreciation on Investments                    (1,939,672)           (4,951,199)
                                                                                   ---------------       ---------------
Net Increase in Net Assets from Operations                                               2,289,892             4,389,937
                                                                                   ---------------       ---------------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions                                       (7,936,408)          (11,135,789)
                                                                                   ---------------       ---------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                        53,693,330            18,537,543
   Dividend Reinvestments                                                                4,263,958             6,064,050
   Cost of Shares Redeemed                                                             (62,438,272)          (36,238,151)
                                                                                   ---------------       ---------------
Net Decrease from Capital Transactions in Shares of Beneficial Interest                 (4,480,984)          (11,636,558)
                                                                                   ---------------       ---------------
Total Decrease in Net Assets                                                           (10,127,500)          (18,382,410)
Net Assets
Beginning of Period                                                                     49,002,390            67,384,800
                                                                                   ---------------       ---------------
End of Period (Including Undistributed Net Investment Income (Loss) of (150,907)
   and -0-, respectively)                                                          $    38,874,890       $    49,002,390
                                                                                   ===============       ===============

Financial Highlights

Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for the periods indicated for the Capital Appreciation Fund.



                                                                                                               For the period
                                                                                                                March 9, 1993
                                             For the six    For the      For the    For the period    For the   (Commencement
                                             months ended  year ended   year ended January 1, 1995  year ended  of operations)
                                              March 31,     Sept. 30,   Sept. 30,    to Sept. 30,    Dec. 31,   to December 31,
                                                1998+         1997         1996          1995**        1994          1993
                                             ------------  ----------   ----------  --------------  ----------  -------------

Per Share Operating Performance:
Net Asset Value, Beginning of Period          $ 15.72       $ 16.79      $ 16.83      $ 12.10         $ 11.72      $ 10.00
                                              -------       -------      -------      -------         -------      -------
Income (Loss) from Investment Operations
   Expenses in Excess of Income                 (0.05)        (0.13)       (0.10)       (0.07)          (0.04)       (0.01)
   Net Realized and Unrealized Gain from
    Investment Transactions                      0.79          2.13         1.89         4.80            0.42         1.73
                                              -------       -------      -------      -------         -------      -------
Total Income from Investment Operations          0.74          2.00         1.79         4.73            0.38         1.72
                                              -------       -------      -------      -------         -------      -------
Distributions to Shareholders
   Net Realized Gain from Investment
     Transactions                               (2.64)        (3.07)       (1.83)          --              --           --
                                              -------       -------      -------      -------         -------      -------
Net Asset Value, End of Period                $ 13.82       $ 15.72      $ 16.79      $ 16.83         $ 12.10      $ 11.72
                                              =======       =======      =======      =======         =======      =======

Total Investment Return                          7.57%        14.64%       12.35%       39.09%           3.24%       21.54%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)   $38,875       $49,002      $67,385      $57,380         $42,737      $17,573
   Ratios to Average Net Assets:
      Expenses in Excess of Income              (0.71)%*      (0.77)%      (0.66)%      (0.65)%*        (0.57)%      (0.23)%*
      Expenses, Including Expenses of the
        Capital Appreciation Portfolio           1.25%*        1.25%        1.25%        1.25%*          1.25%        1.25%*
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses
          by Bankers Trust                       0.30%*        0.29%        0.26%        0.32%*          0.54%        0.74%*

------------
+  Unaudited.
*  Annualized
** The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.

                  See Notes to Financial Statements on Page 7

Capital Appreciation Fund

Notes to Financial Statements (unaudited)

Note 1--Organization and Significant Accounting Policies
A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Capital Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on March 9, 1993. The Fund invests substantially all of its assets in the Capital Appreciation Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Statement of Net Assets, are contained elsewhere in this report.

B. Investment Income

The Fund earns income, net of expenses, daily on its investment in the Portfolio and is recorded on the accrual basis. All of the net investment income (loss) and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. Dividends

It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

E. Other

The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $18,352, net of reimbursable expenses of $3,465 at March 31, 1998.

The Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution agreement with the Trust, pursuant to Rule 12b-1 of the Act, Edgewood may seek reimbursement, at an annual rate not exceeding .20% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the six months ended March 31, 1998, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio. For the six months ended March 31, 1998, expenses of the Fund have been reduced by $20,910.

Certain trustees and officers of the Fund are also directors, officers and/or employees of Edgewood. None of the trustees so affiliated received compensation for services as trustee of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility collectively the ("credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Shares of Beneficial Interest

At March 31, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                  For the six
                                 months ended                 For the
                                March 31, 1998               year ended
                                 (Unaudited)             September 30, 1997
                          --------------------------   ------------------------
                            Shares         Amount        Shares        Amount
                          ----------     -----------   ----------   -----------
Sold                       3,986,698   $  53,693,329   1,304,558  $  18,537,543
Reinvested                   361,352       4,263,959     425,141      6,064,050
Redeemed                  (4,652,520)    (62,438,272) (2,625,585)   (36,238,151)
                         -----------   -------------  ----------  -------------
Net Increase (Decrease)     (304,470)  $  (4,480,984)   (895,886) $ (11,636,558)
                         ===========   =============  ==========  =============

Capital Appreciation Portfolio

Statement of Net Assets March 31, 1998 (unaudited)

Shares                Description                                       Value
------                -----------                                       -----

         COMMON STOCK - 97.77%
         America's Changing Leisure Time - 4.88%
11,800   Avis Rent A Car, Inc.*                                     $   382,762
10,300   Royal Caribbean Cruises, Ltd.                                  721,644
 9,100   Ryanair Holdings PLC - ADR                                     336,700
 9,800   Starbucks Corporation*                                         444,063
                                                                    -----------
                                                                      1,885,169
                                                                    -----------
         America's Educational Crisis - 1.55%
12,700   Sylvan Learning Systems, Inc.*                                 598,488
                                                                    -----------
         America's Industrial Renaissance - 0.97%
 8,500   Sunbeam Corporation                                            374,531
                                                                    -----------
         Client Server Computing - 5.76%
20,656   Compuware Corporation *                                      1,019,890
 5,750   Network Associates, Inc. *                                     380,938
13,000   Parametric Technology Company *                                433,063
15,100   Platinum Technology, Inc. *                                    388,825
                                                                    -----------
                                                                      2,222,716
                                                                    -----------
         Consolidating America - 7.30%
 4,700   Chancellor Media Corporation *                                 215,612
 8,000   Clear Channel Communications, Inc. *                           784,000
 7,500   MSC Industrial Direct Co., Inc. *                              406,406
23,123   Outdoor Systems, Inc. *                                        810,750
23,100   United Rentals, Inc. *                                         600,600
                                                                    -----------
                                                                      2,817,368
                                                                    -----------
         Energizing the Globe - 7.23%
14,868   BJ Services Company *                                          541,752
 8,924   Cooper Cameron Corporation *                                   538,787
28,500   Global Industries Ltd. *                                       580,688
18,400   R&B Falcon Corporation *                                       545,100
22,800   Varco International, Inc. *                                    587,100
                                                                    -----------
                                                                      2,793,427
                                                                    -----------

         Environmental Crisis - 3.34%
17,200   Allied Waste Industries, Inc. *                                429,463
10,300   American Disposal Services, Inc. *                             388,825
15,300   Earth Shell Corporation *                                      273,487
 4,400   USA Waste Services, Inc. *                                     196,075
                                                                    -----------
                                                                      1,287,850
                                                                    -----------
         Interactive Media - 2.46%
10,700   Snyder Communications, Inc.*                                   501,562
13,600   True North Communications Inc.                                 448,800
                                                                    -----------
                                                                        950,362
                                                                    -----------
         Life on the Net - 3.49%
 6,000   America Online, Inc. *                                         409,875
16,800   E*TRADE Group, Inc. *                                          418,950
11,185   Sterling Commerce, Inc. *                                      518,704
                                                                    -----------
                                                                      1,347,529
                                                                    -----------
         Life Sciences Revolution - 4.43 %
 9,482   Elan Corporation PLC - ADR *                                   612,774
25,400   Mylan Laboratories Inc.                                        584,200
14,300   Watson Pharmaceuticals, Inc. *                                 514,800
                                                                    -----------
                                                                      1,711,774
                                                                    -----------


Shares                Description                                       Value
------                -----------                                       -----

         Managing the Information Age - 5.49%
 8,500   Cambridge Technology Partners, Inc. *                      $   421,281
17,500   Checkfree Holdings Corporation *                               387,188
 8,500   Computer Horizons Corporation *                                427,125
13,000   Concord EFS, Inc. *                                            449,313
 7,700   Keane, Inc. *                                                  435,050
                                                                    -----------
                                                                      2,119,957
                                                                    -----------
         New Consumer - 5.87%
15,500   International Home Foods, Inc. *                               515,375
15,000   Keebler Foods Company *                                        450,000
17,000   Proffitt's, Inc. *                                             616,250
15,100   TJX Companies, Inc.                                            683,275
                                                                    -----------
                                                                      2,264,900
                                                                    -----------
         New Health Care Paradigm - 7.79%
10,800   Arterial Vascular Engineering, Inc. *                          395,550
12,900   Concentra Managed Care, Inc. *                                 396,675
10,100   HBO & Company                                                  609,787
13,900   Henry Schein, Inc. *                                           576,850
10,500   McKesson Corporation                                           606,375
 5,700   Safeskin Corporation *                                         421,087
                                                                    -----------
                                                                      3,006,324
                                                                    -----------
         Our Strengthening Financial Structure - 10.81 %
23,400   Ace, Ltd.                                                      881,887
 9,200   The FINOVA Group Inc.                                          541,650
 6,800   Fremont General Corporation                                    399,925
 5,900   Life Re Corporation                                            435,125
 8,100   Mercury General Corporation                                    506,756
10,100   Newcourt Credit Group, Inc.                                    505,000
25,600   Ocwen Financial Corporation *                                  710,400
 7,400   Waddell & Reed Financial, Inc. *                               192,400
                                                                    -----------
                                                                      4,173,143
                                                                    -----------
         Productivity Enhancement - 2.39 %
11,100   Saville Systems PLC - ADR *                                    568,875
21,700   Sensormatic Electronics Corporation                            355,337
                                                                    -----------
                                                                        924,212
                                                                    -----------
         Return to Home Ownership - 4.15%
 7,000   Ethan Allen Interiors, Inc.                                    418,250
14,700   Lennar Corporation                                             506,231
12,300   Linens 'N Things, Inc. *                                       675,731
                                                                    -----------
                                                                      1,600,212
                                                                    -----------
         Stores of Value - 6.09%
 8,737   Consolidated Stores Corporation *                              375,145
11,300   Family Dollar Stores, Inc.                                     429,400
10,600   Knoll, Inc. *                                                  408,763
35,600   PETsMART, Inc.*                                                380,475
10,800   Stage Stores, Inc. *                                           557,550
 5,500   Steelcase, Inc. - Class A *                                    200,750
                                                                    -----------
                                                                      2,352,083
                                                                    -----------

              See Notes to Financial Statements on Pages 12 and 13

Capital Appreciation Portfolio

Statement of Net Assets March 31, 1998 (unaudited)


Shares                Description                                       Value
------                -----------                                       -----

         Telecommunications - 13.28%

 5,400   Ascend Communications, Inc. *                              $   204,525
 7,300   Bay Networks, Inc. *                                           198,012
 6,900   ClENA Corporation*                                             294,113
14,100   Comverse Technology, Inc. *                                    689,138
12,600   Frontier Corporation .                                         410,288
16,400   General Cable Corporation                                      744,150
 4,600   Intermedia Communications, Inc. *                              366,275
13,400   Nextel Communications, Inc. *                                  452,250
 7,000   Pacific Gateway Exchange, Inc. *                               400,750
10,900   Premiere Technologies, Inc. *                                  377,413
10,300   Qwest Communications International Inc. *                      400,413
13,800   WinStar Communications, Inc. *                                 589,950
                                                                    -----------
                                                                      5,127,277
                                                                    -----------
         The Ubiquitous Semiconductor - 0.49%
 5,200   Maxim Integrated Products, Inc. *                              189,475
                                                                    -----------
Total Common Stock (Cost $27,544,209)                                37,746,797
                                                                    -----------


Shares                Description                                       Value
------                -----------                                       -----

         PREFERRED STOCK CONVERTIBLE - 1.49%
         Energizing the Globe - 1.49%
 7,200   AES Trust I-Series A, 5.375%, 3/31/27
          (Cost $360,000)                                           $   575,100
                                                                    -----------

Total Investments (Cost $27,904,209)       99.26%                    38,321,897
Other Assets Less Liabilities               0.74%                       285,269
                                          ------                    -----------
Total Net Assets                          100.00%                   $38,607,166
                                          ======                    ===========
----------
* Non-Income Producing Security
The following abbreviation is used in portfolio descriptions:
ADR -- American Depository Receipt

               See Notes to Financial Statements on Pages 12 and 13

Capital Appreciation Portfolio

Statement of Operations For the six months ended March 31, 1998 (unaudited)


Investment Income
   Dividends                                                                           $        63,672
   Interest                                                                                     53,473
                                                                                       ---------------
Total Investment Income                                                                        117,145
                                                                                       ---------------
Expenses
   Advisory Fees                                                                               139,686
   Administration and Services Fees                                                             24,357
   Professional Fees                                                                             8,683
   Trustees Fees                                                                                 1,001
   Miscellaneous                                                                                   291
                                                                                       ---------------
   Total Expenses                                                                              174,018
   Less Expenses Absorbed by Bankers Trust                                                     (44,277)
                                                                                       ---------------
      Net Expenses                                                                             129,741
                                                                                       ---------------
Expenses in Excess of Income                                                                   (12,596)
                                                                                       ---------------
Realized and Unrealized Gain (Loss) on Investments
   Net Realized Gain from Investment Transactions                                            4,380,471
   Net Change in Unrealized Appreciation/Depreciation on Investments                        (1,939,672)
                                                                                       ---------------
Net Realized and Unrealized Gain on Investments                                              2,440,799
                                                                                       ---------------
Net Increase in Net Assets from Operations                                             $     2,428,203
                                                                                       ===============

              See Notes to Financial Statements on Pages 12 and 13

Capital Appreciation Portfolio

Statements of Changes in Net Assets


                                                                                 For the             For the
                                                                             six months ended      year ended
                                                                              March 31, 1998+  September 30, 1997
                                                                             ----------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Income                                               $       (12,596)   $       (61,546)
   Net Realized Gain from Investment Transactions                                   4,380,471          9,773,379
   Net Change in Unrealized Appreciation/Depreciation on Investments               (1,939,672)        (2,669,027)
                                                                              ---------------    ---------------
Net Increase in Net Assets from Operations                                          2,428,203          7,042,806
                                                                              ---------------    ---------------
Capital Transactions
   Proceeds from Capital Invested                                                  57,585,490         24,591,506
   Value of Capital Withdrawn                                                     (70,378,306)       (51,048,028)
                                                                              ---------------    ---------------
Net Decrease in Net Assets from Capital Transactions                              (12,792,816)       (26,456,522)
                                                                              ---------------    ---------------
Total Decrease in Net Assets                                                      (10,364,613)       (19,413,716)
Net Assets
Beginning of Period                                                                48,971,779         68,385,495
                                                                              ---------------    ---------------
End of Period                                                                 $    38,607,166    $    48,971,779
                                                                              ===============    ===============


Financial Highlights

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Capital Appreciation Portfolio.

                                                For the six      For the       For the    For the period      For the
                                                months ended   year ended    year ended   January 1, 1995   year ended
                                                 March 31,     Sept. 30,      Sept. 30,     to Sept. 30,      Dec. 31,
                                                    1998+         1997          1996            1995++          1994
                                                ------------   ----------    ----------   ---------------   -----------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)        $38,607       $48,972        $68,385       $149,888        $73,634
   Ratios to Average Net Assets:
      Net Investment Income/(Expenses
        in Excess of Income)                         (0.06)%*      (0.12)%        (0.01)%         0.01%*         0.08%
      Expenses                                        0.60%*        0.60%          0.60%          0.60%*         0.60%
      Decrease Reflected in Above Expense Ratio Due
        to Absorption of Expenses by Bankers Trust    0.21%*        0.21%          0.17%          0.18%*         0.23%
   Portfolio Turnover Rate                              82%          167%           271%           125%           157%

----------
+  Unaudited
++ The Board of Trustees approved the change of the fiscal year end from
   December 31 to September 30.
*  Annualized
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

              See Notes to Financial Statements on Pages 12 and 13

Capital Appreciation Portfolio

Notes to Financial Statements (unaudited)

Note 1--Organization and Significant Accounting Policies
A. Organization

The Capital Appreciation Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on October 28, 1992, as an unincorporated trust under the laws of New York and commenced operations on March 9, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements

The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

F. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $3,359 at March 31, 1998.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets. Accrued Advisory Fees amounted to $16,013 net of reimbursable expenses of $5,821 at March 31, 1998.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to
 .60% of the average daily net assets of the Portfolio. For the six months ended March 31, 1998, expenses of the Portfolio have been reduced by $44,277.

Certain officers of the Portfolio are also directors, officers and/or employees of Edgewood Services, Inc. None of the officers so affiliated received compensation for services as officers of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of March 31, 1998 amounted to $52,826 and are included in interest income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility collectively the ("credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Capital Appreciation Portfolio

Notes to Financial Statements (unaudited)

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1998 were $33,899,921 and $45,041,377, respectively. Additionally, at March 31, 1998 payable for securities purchased amounted to $162,021.


The tax basis of investments held at March 31, 1998, was $27,971,620. The aggregate gross unrealized appreciation for all investments was $10,701,050 and the aggregate gross unrealized depreciation for all investments was $350,773.

                      This page intentionally left blank.

                      This page intentionally left blank.

BT INVESTMENT FUNDS

CAPITAL APPRECIATION FUND

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022

                         -----------------------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This must be preceded or accompanied by a current prospectus of the Fund.
                         -----------------------------

                                                                STA465100 (5/98)